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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): August 28, 1997


                          UNITED INDUSTRIAL CORPORATION
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              (Exact name of registrant as specified in its charter


                                    Delaware
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                 (State or other jurisdiction of incorporation)


        1-4252                                          95-2081809
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(Commission File Number)                    (I.R.S. Employer Identification No.)


                               18 East 48th Street
                            New York, New York 10017
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               (Address of principal executive offices)(Zip Code)


                                 (212) 752-8787
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              (Registrant's telephone number, including area code)


                                    Unchanged
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          (Former name or former address, if changed since last report)


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NYFS11...:\95\78495\0020\70\FRM9027M.070
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Item 5.     OTHER EVENTS.

            On August 8, 1997, United Industrial Corporation ("UIC") consummated the sale of substantially all of the assets, subject to liabilities, of its Neo Products Co. ("Neo") subsidiary to a group of private investors. The purchase price was approximately $750,000 in cash, $850,000 in notes and a contingent price based on Neo's earnings over the next five years. Excluded from the sale was Neo's cash and a portion of its real estate. Reference is made to the press release announcing this sale, which is incorporated herein by reference.



Item 7.     FINANCIAL STATEMENTS AND EXHIBITS.

            (c)   Exhibits

            99. Press Release of UIC, dated September 2, 1997, relating to the sale of assets of Neo.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                UNITED INDUSTRIAL CORPORATION



Dated: September 2, 1997                        By: /s/ James H. Perry
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                                                   James H. Perry, Treasurer




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                                 EXHIBIT INDEX


Exhibit No.              Description
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    99                   Press Release of UIC, dated September 2, 1997,
                         relating to the sale of assets of Neo.